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                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2008 - SEPTEMBER 30, 2008

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
                                                                       Amount of      % of      % of
                                           Offering        Total        Shares      Offering    Funds
   Security      Purchase/     Size of     Price of      Amount of     Purchased    Purchased    Total                   Purchased
   Purchased     Trade Date   Offering      Shares        Offering      By Fund      By Fund    Assets     Brokers         From
---------------- ----------- ------------ ------------ --------------- ----------- ----------- --------- ------------- ------------
    Puerto       06/19/08        -         $103.90     $697,345,000    $1,000,000    0.14%      0.63%    JPMorgan,      JPMorgan
 Rico Electric                                                                                           Moran          Securities
Power Authority                                                                                          Stanley,
                                                                                                         Wachovia
                                                                                                         Capital
                                                                                                         Markets,
                                                                                                         LLC, Banc
                                                                                                         of America
                                                                                                         Securities
                                                                                                         LLC, BBVAPR
                                                                                                         MSD,
                                                                                                         Goldman,
                                                                                                         Sachs &
                                                                                                         Co., Citi,
                                                                                                         DEPFA First
                                                                                                         Albany
                                                                                                         Securities
                                                                                                         LLC,
                                                                                                         Eurobank
                                                                                                         MSD, Lehman
                                                                                                         Brothers,
                                                                                                         Loop
                                                                                                         Capital
                                                                                                         Markets,
                                                                                                         Merrill
                                                                                                         Lynch &
                                                                                                         Co.,
                                                                                                         Oppenheimer
                                                                                                         & Co. Inc.,
                                                                                                         Popular
                                                                                                         Securities,
                                                                                                         RBC Capital
                                                                                                         Markets,
                                                                                                         Samuel A.
                                                                                                         Ramirez &
                                                                                                         Co.,
                                                                                                         Santander
                                                                                                         Securities
                                                                                                         and Scotia
                                                                                                         Capital

 Pennsylvania     08/15/08        -         $100.00     $183,090,000    $2,000,000    1.09%      1.26%   Goldman,      Goldman Sachs
    Housing                                                                                              Sachs &
Finance Agency                                                                                           Co.,
                                                                                                         Cabrera
                                                                                                         Capital
                                                                                                         Markets,
                                                                                                         LLC, Morgan
                                                                                                         Stanley &
                                                                                                         Co.
                                                                                                         Incorporated,
                                                                                                         Raymond
                                                                                                         James &
                                                                                                         Associates,
                                                                                                         Inc. and
                                                                                                         RBC Capital
                                                                                                         Markets
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